UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2011
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Developers Diversified Realty Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-162451):
     1. Underwriting Agreement, dated as of March 1, 2011, by and among the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated;
     2. Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Citibank, N.A.;
     3. Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Morgan Stanley & Co. International plc;
     4. Underwriting Agreement Basic Provisions, dated as of March 2, 2011, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and RBC Capital Markets, LLC;
     5. Form of Thirteenth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank); and
     6. Opinions of Jones Day.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 1, 2011, by and among the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated
1.2	Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Citibank, N.A.
1.3	Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Morgan Stanley & Co. International plc
1.4	Underwriting Agreement Basic Provisions, dated as of March 2, 2011, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and RBC Capital Markets, LLC
4.1	Form of Thirteenth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank)
5.1	Opinion of Jones Day (Common Shares)
5.2	Opinion of Jones Day (Senior Notes)
8.1	Opinion of Jones Day regarding certain tax matters
23.1	Consent of Jones Day (included in Exhibit 5.1)
23.2	Consent of Jones Day (included in Exhibit 5.2)
23.2	Consent of Jones Day (included in Exhibit 8.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
	By:	/s/ David J. Oakes
David J. Oakes
Date: March 4, 2011		Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 1, 2011, by and among the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated
1.2	Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Citibank, N.A.
1.3	Confirmation of Forward Sale Transaction, dated March 1, 2011, between the Company and Morgan Stanley & Co. International plc
1.4	Underwriting Agreement Basic Provisions, dated as of March 2, 2011, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and RBC Capital Markets, LLC
4.1	Form of Thirteenth Supplemental Indenture by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association, as successor to National City Bank)
5.1	Opinion of Jones Day (Common Shares)
5.2	Opinion of Jones Day (Senior Notes)
8.1	Opinion of Jones Day regarding certain tax matters
23.1	Consent of Jones Day (included in Exhibit 5.1)
23.2	Consent of Jones Day (included in Exhibit 5.2)
23.2	Consent of Jones Day (included in Exhibit 8.1)